Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt
DEBT
The carrying value of our notes payable, capital leases and long-term debt as of December 31, 2015 and 2014 is listed in the following table, and is adjusted for the fair value of interest rate swaps, unamortized discounts and the unamortized portion of adjustments to fair value recorded in purchase accounting. Original issue discounts and adjustments to fair value recorded in purchase accounting are amortized to interest expense over the term of the applicable instrument using the effective interest method.

		2015			2014
Maturity	Interest Rate	Principal	Adjustments	Carrying Value	Principal	Adjustments	Carrying Value
Credit facilities:
Uncommitted Credit Facility	Variable	$19.0	$—	$19.0	$—	$—	$—
Puerto Rico Uncommitted Facility	Variable	—	—	—	—	—	—
May 2017	Variable	—	—	—	—	—	—
June 2019	Variable	—	—	—	—	—	—
Senior notes:
May 2018	3.800	700.0	(2.0)	698.0	700.0	(2.8)	697.2
September 2019	5.500	650.0	(4.4)	645.6	650.0	(5.5)	644.5
March 2020	5.000	850.0	(3.4)	846.6	850.0	(4.1)	845.9
November 2021	5.250	600.0	(2.3)	597.7	600.0	(2.7)	597.3
June 2022	3.550	850.0	(6.5)	843.5	850.0	(7.3)	842.7
May 2023	4.750	550.0	9.4	559.4	550.0	8.2	558.2
March 2025	3.200	500.0	(6.0)	494.0	—	—	—
March 2035	6.086	275.7	(23.9)	251.8	275.7	(24.6)	251.1
March 2040	6.200	650.0	(6.6)	643.4	650.0	(6.7)	643.3
May 2041	5.700	600.0	(8.9)	591.1	600.0	(9.0)	591.0
Debentures:
May 2021	9.250	35.3	(1.4)	33.9	35.3	(1.6)	33.7
September 2035	7.400	165.2	(39.9)	125.3	165.3	(40.5)	124.8
Tax-exempt:
2019 - 2044	0.450 - 5.625	1,079.1	(7.0)	1,072.1	1,083.8	(7.7)	1,076.1
Capital leases:
2018 - 2046	4.000 - 12.203	111.5	—	111.5	113.8	—	113.8
Total Debt		$7,635.8	$(102.9)	7,532.9	$7,123.9	$(104.3)	7,019.6
Less: current portion				(5.5)			(10.4)
Long-term portion				$7,527.4			$7,009.2

Loss on Extinguishment of Debt
During 2014, we refinanced our credit facilities and certain of our tax-exempt financings, resulting in non-cash charges for deferred issuance costs of $1.4 million. During 2013, we refinanced certain of our tax-exempt financings that resulted in a $2.1 million non-cash charge for deferred issuance costs.
Credit Facilities
In June 2014, we entered into a $1.25 billion unsecured revolving credit facility (the Replacement Credit Facility), which replaced our $1.0 billion credit facility maturing in April 2016. The Replacement Credit Facility matures in June 2019 and includes a feature that allows us to increase availability, at our option, by an aggregate amount up to $500.0 million through increased commitments from existing lenders or the addition of new lenders. At our option, borrowings under the Replacement Credit Facility bear interest at a Base Rate, or a Eurodollar Rate, plus an applicable margin based on our Debt Ratings (all as defined in the agreements).
Contemporaneous with the execution of the Replacement Credit Facility, we entered into Amendment No. 3 to our existing $1.25 billion unsecured credit facility (the Existing Credit Facility and, together with the Replacement Credit Facility, the Credit Facilities), to reduce the commitments under the Existing Credit Facility to $1.0 billion and conform certain terms of the Existing Credit Facility with those of the Replacement Credit Facility. Amendment No. 3 does not extend the maturity date of the Existing Credit Facility, which matures in May 2017. The Existing Credit Facility also maintains the feature that allows us to increase availability, at our option, by an aggregate amount of up to $500.0 million through increased commitments from existing lenders or the addition of new lenders.
Our Credit Facilities are subject to facility fees based on applicable rates defined in the agreements and the aggregate commitments, regardless of usage. Availability under our Credit Facilities totaled $1,727.7 million and $1,615.4 million as of December 31, 2015 and 2014, respectively, and can be used for working capital, capital expenditures, acquisitions, letters of credit and other general corporate purposes. The credit agreements require us to comply with financial and other covenants. We may pay dividends and repurchase common stock if we are in compliance with these covenants. As of December 31, 2015 and 2014, we had no borrowings under our Credit Facilities. We had $503.3 million and $615.1 million of letters of credit outstanding under our Credit Facilities, as of December 31, 2015 and 2014, respectively.
We also have a $125.0 million unsecured credit facility agreement (the Uncommitted Credit Facility) bearing interest at LIBOR plus an applicable margin. Our Uncommitted Credit Facility is subject to facility fees defined in the agreement, regardless of usage. We can use borrowings under the Uncommitted Credit Facility for working capital and other general corporate purposes. The agreements governing our Uncommitted Credit Facility require us to comply with covenants. The Uncommitted Credit Facility may be terminated by either party at any time. As of December 31, 2015, we had $19.0 million of borrowings under our Uncommitted Credit Facility. We had no borrowings under our Uncommitted Credit Facility as of December 31, 2014.
In January 2015, we entered into a $20.0 million uncommitted credit facility agreement (the Puerto Rico Facility) that matured in January 2016.
Senior Notes and Debentures
During 2015, we issued $500.0 million of 3.20% notes due 2025 (the 3.20% Notes). The 3.20% Notes are unsubordinated and unsecured obligations. We used the net proceeds from the 3.20% Notes to refinance debt incurred in connection with our acquisition of all of the equity interests of Tervita during 2015.
Our senior notes are general senior unsecured obligations. Interest is payable semi-annually. These senior notes have a make-whole provision that is exercisable at any time prior to the respective maturity dates per the debt table above at a stated redemption price.
Tax-Exempt Financings
As of December 31, 2015 and 2014, we had $1,072.1 million and $1,076.1 million, respectively, of fixed and variable rate tax-exempt financings outstanding with maturities ranging from 2019 to 2044. Approximately 90% of our tax-exempt financings are remarketed quarterly by remarketing agents to effectively maintain a variable yield. The holders of the bonds can put them back to the remarketing agents at the end of each interest period. To date, the remarketing agents have been able to remarket our variable rate unsecured tax-exempt bonds. These bonds have been classified as long-term because of our ability and intent to refinance them using availability under our Credit Facilities, if necessary.
As of December 31, 2015, we had $100.3 million of restricted cash and marketable securities, of which $2.1 million represented proceeds from the issuance of tax-exempt bonds and other tax-exempt financings and will be used to fund capital expenditures under the terms of the agreements. Restricted cash and marketable securities also include amounts held in trust as a financial guarantee of our performance.
Capital Leases
We had capital lease liabilities of $111.5 million and $113.8 million as of December 31, 2015 and 2014, respectively, with maturities ranging from 2018 to 2046.
Future Maturities of Debt
Aggregate principal maturities of notes payable, capital leases and other long-term debt as of December 31, 2015 follow:

2016	$4.7
2017	5.0
2018	705.6
2019	689.8
2020	926.2
Thereafter	5,304.5
$7,635.8

Interest Expense and Interest Paid
Interest paid was $327.6 million, $320.2 million and $324.0 million for the years ended December 31, 2015, 2014 and 2013, respectively. The components of interest expense follow:

	2015	2014	2013
Interest expense on debt and capital lease obligations	$324.6	$310.3	$319.8
Accretion of debt discounts	7.4	6.6	6.9
Accretion of remediation liabilities and other	39.7	38.2	40.6
Less: capitalized interest	(6.8)	(6.4)	(7.3)
Total interest expense	$364.9	$348.7	$360.0

Interest Rate Swap and Lock Agreements
Our ability to obtain financing through the capital markets is a key component of our financial strategy. Historically, we have managed risk associated with executing this strategy, particularly as it relates to fluctuations in interest rates, by using a combination of fixed and floating rate debt. From time to time, we also have entered into interest rate swap and lock agreements to manage risks associated with interest rates, either to effectively convert specific fixed rate debt to a floating rate (fair value hedges), or to lock interest rates in anticipation of future debt issuances (cash flow hedges).
Fair Value Hedges
During the second half of 2013, we entered into various interest rate swap agreements relative to our 4.750% fixed rate senior notes due in May 2023. The goal was to reduce overall borrowing costs and rebalance our debt portfolio's ratio of fixed to floating interest rates. As of December 31, 2015, these swap agreements have a total notional value of $300.0 million and mature in May 2023, which is identical to the maturity of the hedged senior notes. We pay interest at floating rates based on changes in LIBOR and receive interest at a fixed rate of 4.750%. These transactions were designated as fair value hedges because the swaps hedge against the changes in fair value of the fixed rate senior notes resulting from changes in interest rates.
As of December 31, 2015 and 2014, the interest rate swap agreements are reflected at their fair value of $16.5 million and $14.1 million, respectively, and are included in other assets in our consolidated balance sheets. To the extent they are effective, these interest rate swap agreements are included as an adjustment to long-term debt in our consolidated balance sheets. We recognized net interest income of $7.5 million, $7.7 million and $2.0 million, respectively, during 2015, 2014 and 2013 related to net swap settlements for these interest rate swap agreements, which is included as an offset to interest expense in our consolidated statements of income.
For the years ended December 31, 2015, 2014 and 2013, we recognized a loss (gain) of $0.8 million, $12.6 million and $(4.5) million, respectively, on the change in fair value of the hedged senior notes attributable to changes in the benchmark interest rate, with an offsetting gain (loss) of $2.3 million, $14.1 million and $(4.4) million, respectively, on the related interest rate swaps. The difference of these fair value changes represents hedge ineffectiveness, which is recorded directly in earnings as other income, net.
Cash Flow Hedges
During 2015, we entered into a number of interest rate lock agreements having an aggregate notional amount of $200.0 million with fixed interest rates ranging from 2.155% to 2.270% to manage exposure to fluctuations in interest rates in anticipation of the planned issuance of the 3.20% Notes. Upon issuance of the 3.20% Notes, we terminated the interest rate locks and received $1.2 million from the counterparties. This transaction was accounted for as a cash flow hedge.
As of December 31, 2015 and 2014, no interest rate lock cash flow hedges were outstanding. The effective portion of the interest rate locks, recorded as a component of accumulated other comprehensive loss, net of tax, was $19.4 million and $21.6 million as of December 31, 2015 and 2014, respectively. The effective portion of the interest rate locks is amortized as an adjustment to interest expense over the life of the issued debt using the effective interest method. We expect to amortize $2.8 million of net expense over the next twelve months as a yield adjustment of our senior notes.
The effective portion of the interest rate locks amortized as a net increase to interest expense during the years ended December 31, 2015, 2014 and 2013 was $2.5 million, $2.7 million and $2.7 million, respectively.